Non-current receivables	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Non-current receivables	Non-current receivables

(in thousands of USD)	December 31, 2024	December 31, 2023
Shareholders loans to joint ventures	16,188	2
Derivatives	1,279	—
Cash guarantees and deposits	48,548	1,616
Other non-current receivables	9,061	6
Lease receivables	—	1,263
Investment	—	1
Total non-current receivables	75,076	2,888

The increase in shareholder loans to joint ventures mainly relates to the loans provided to Be Hydro and JPN H2YDRO and to joint ventures within the Windcat group of companies, i.e. TSM Windcat and FRS Windcat Offshore Logistics.

The increase in cash guarantees and deposits as of December 31, 2024 compared to December 31, 2023 relates to a cash security of $46.9 million lodged with the High Court of Malaysia in January, 2024. The cash security was required to lift the arrest on the vessel Oceania which was subsequently sold and delivered to her new owners (see Note 22).

The increase in other non-current receivables is mainly due to the acquisition of CMB.TECH Enterprises and relates to an advancement for the development of ammonia-powered engines for its new bulk carriers. The amount will be recovered through future engine deliveries.

The maturity date of the non-current receivables is as follows:

(in thousands of USD)	December 31, 2024	December 31, 2023
Receivable:
Within two years	57,240	2,764
Between two and three years	52	—
Between three and four years	4	—
Between four and five years	183	—
More than five years	17,597	124
Total non-current receivables	75,076	2,888
Trade and other receivables - current

(in thousands of USD)	December 31, 2024	December 31, 2023
Receivable from contracts with customers	117,824	88,544
Receivable from contracts with customers - TI Pool	56,568	169,339
Accrued income	9,237	13,706
Accrued interest	236	1,352
Deferred charges	45,072	17,601
Deferred fulfillment costs	1,126	2,278
Other receivables	3,691	11,414
Lease receivables	1,263	1,591
Derivatives	866	1,286
Total trade and other receivables	235,883	307,111

The increase in receivables from contracts with customers is primarily due to the sale of vessels, for which part of the sale price remained outstanding as of December 31, 2024.

The decrease in receivables from contracts with customers - TI Pool relates to income to be received by the Group from the Tankers International Pool. These amounts decreased in 2024 mainly due to a decrease in number of vessels in the pool in connection with the sale to Frontline.

The increase in deferred charges is mainly due to the acquisition and consolidation of CMB.TECH Enterprises as per February, 2024, and relates mainly to arrangement fees on predelivery financing of newbuild vessels.

Fulfillment costs represent primarily bunker costs incurred between the date on which the contract of a spot voyage charter was concluded and the next load port. These expenses are deferred according to IFRS 15 Revenue from Contracts with Customers and are amortized on a systematic basis consistent with the pattern of transfer of service.

The lease receivables relate to the sublease of office space to third parties regarding the leased office of Euronav MI II Inc. (formerly Gener8 Maritime Inc.).

For currency and credit risk, we refer to Note 20.